As filed with the Securities and Exchange Commission on December 5, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22824

Steben Select Multi-Strategy Fund

(Exact name of registrant as specified in charter)

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Address of principal executive offices) (Zip code)

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, Maryland 20878

(Name and address of agent for service)

(240) 631-7600

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2017

Steben Select Multi-Strategy Fund

Advised By:

Steben & Company, Inc.

9711 Washingtonian Blvd.

Suite 400

Gaithersburg, MD 20878

240.631.7600

www.steben.com

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information about the Fund is contained in the Fund’s prospectus, which can be obtained by calling 855.775.5571 or visiting www.steben.com. Please read the prospectus carefully before investing.

Foreside Fund Services, LLC, Distributor

Steben Select Multi-Strategy Fund
Financial Statements
September 30, 2017 (Unaudited)

Steben Select Multi-Strategy Fund
Statement of Assets and Liabilities
September 30, 2017 (Unaudited)

ASSETS
Investment in Steben Select Multi-Strategy Master Fund, at fair value (cost $12,890,871)	$12,912,335
Cash and Cash Equivalents (1)	1,007,316
Receivable for investments sold	5,000,000
Early withdrawal fees receivable	2,491
Dividends receivable	672

Total Assets	18,922,814

LIABILITIES
Accrued operating services fee payable	9,247
Accrued distribution and service fee payable	12,252
Redemptions payable	4,578,675
Subscriptions received in advance	309,000

Total Liabilities	4,909,174

NET ASSETS	$14,013,640

COMPONENTS OF NET ASSETS
Paid in capital	$14,532,498
Accumulated net investment loss	(252,312)
Accumulated net realized loss	(288,010)
Net unrealized appreciation on investments	21,464
Net Assets	$14,013,640

(1)	STIT-Government & Agency Portfolio - Institutional Class, 0.93% annualized 7 day yield, income producing.

Net Assets
Class A	$5,309,606
Class I	$8,704,034
Shares Outstanding (unlimited shares authorized, $0.01 par value)
Class A	555,163
Class I	860,520
Net Asset Value Per Share (net assets/shares outstanding)
Class A	$9.56
Class I	$10.11

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	2	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statement of Operations
For the Six Months Ended September 30, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income	$2,368

EXPENSES
Operating services fee (Note 5)	28,049
Distribution and service fees - Class A (Note 5)	19,696
Distribution and service fees - Class I (Note 5)	16,809

Total Expenses of Steben Select Multi-Strategy Fund	64,554

Net Investment Loss of Steben Select Multi-Strategy Fund	(62,186)

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(365,900)
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	494,519

Net Realized and Unrealized Gain on Investments	128,619
Net Increase in Net Assets from Operations	$66,433

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	3	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statements of Changes in Net Assets

	Six Months Ended September 30, 2017	Year Ended March 31, 2017

FROM OPERATIONS
Net investment income (loss)	$(62,186)	$25,983
Net realized gain distributions from Steben Select Multi-Strategy Master Fund	-	154,955
Net realized loss on investments	(365,900)	(77,955)
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	494,519	(88,414)

Net Increase in Net Assets from Operations	66,433	14,569

FROM DISTRIBUTIONS
Net investment income	-	(198,080)
Net realized gain	-	(18,457)
Net Decrease in Net Assets from Distributions	-	(216,537)

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	899,200	8,614,569
Proceeds from reinvestment of distribution	-	213,750
Redemptions	(5,862,861)	(2,727,688)
Early withdrawal fees	2,491	-
Net Increase (Decrease) in Net Assets from Capital Transactions	(4,961,170)	6,100,631

Total Increase (Decrease) in Net Assets	(4,894,737)	5,898,663

NET ASSETS
Beginning of period	18,908,377	13,009,714

End of period	$14,013,640	$18,908,377

Accumulated Net Investment Loss	$(252,312)	$(190,126)

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	4	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Statement of Cash Flows
For the Six Months Ended September 30, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$66,433
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Sales of investment in Steben Select Multi-Strategy Master Fund	6,000,000
Change in unrealized appreciation/depreciation on investment in Steben Select Multi-Strategy Master Fund	(494,519)
Net realized loss on investments	365,900

Changes in operating assets and liabilities:
Receivable for investments sold	(2,800,000)
Dividends receivable	(637)
Accrued operating services fee payable	4,004
Accrued distribution and service fee payable	5,736

Net Cash provided by Operating Activities	3,146,917

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	979,700
Redemptions	(3,336,406)
Net Cash used in Financing Activities	(2,356,706)
Change in Cash Equivalents	709,211

CASH AND CASH EQUIVALENTS
Beginning of period	217,105
End of period	$1,007,316

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	5	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

1.	Organization

Steben Select Multi-Strategy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and serves as a feeder fund in a master-feeder structure. The Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund is currently authorized to offer Class A and Class I shares. The two classes differ principally in their respective distribution expense arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 3.00% imposed at the time of purchase.

The Fund’s objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Fund is a feeder fund that will invest substantially all of its investable assets in the Steben Select Multi-Strategy Master Fund, a Delaware statutory trust (the “Master Fund”). The Fund seeks to achieve its investment objective, through the Master Fund, principally by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Investment Manager”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a swap firm, and is a member of the National Futures Association as well as with the Securities and Exchange Commission (the “SEC”) as a broker-dealer. Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund’s investment program subject to the supervision of the Board.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At September 30, 2017, the Fund’s beneficial ownership of the Master Fund’s net assets was 22.02%.

Class A and Class I shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended, with an initial minimum investment of $25,000. Additional investments in the Fund must be made in a minimum amount of $5,000. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the shareholders. These repurchases are made at such times and on such terms as may be determined by the Board in its sole discretion. Any shareholder that tenders Shares to the Fund in a repurchase offer that has a valuation date within the first three quarters following the original issue date of the Shares will be subject to an early withdrawal fee at a rate of 2% of the aggregate net asset value of the shareholder’s Shares repurchased by the Fund.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Fund.

2.	Summary of Significant Accounting Policies and Practices

a.    Basis of Accounting | The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

Steben Select Multi-Strategy Fund	6	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

b.    Valuation |

Share Valuation. The Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation. The Fund invests substantially all of its assets in the Master Fund. All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments held by the Master Fund are discussed in the notes to the financial statements for the Master Fund, included elsewhere in these financial statements.

The Fund has not maintained any direct positions in derivative instruments or directly engaged in hedging activities.

Investments in money market funds have been valued using the NAV per unit as provided by the underlying fund’s administrator.

c.    Cash Equivalents | The Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents. The Fund considers U.S. regulated money market funds to be cash equivalents.

d.    Security Transactions and Investment Income Recognition | Purchases and sales of investments in the Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex- dividend date. Distributions from the Master Fund are recorded based on the detail provided with the distribution notice. Investments that are held by the Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method.

e.    Federal Income Taxes | The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The Fund has a tax year end of October 31st.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more-likely-than-not to be sustained when examined by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and asset or liability in the current year. Management has determined there are no material uncertain income tax positions through October 31, 2016. The Fund’s Federal and state income and Federal excise tax returns for tax years 2013 through 2016 remain open for examination by tax authorities based on varying statues of limitations. The Fund files a state tax return in Delaware.

Steben Select Multi-Strategy Fund	7	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

As of October 31, 2016 (the Fund’s tax year end), the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$20,799,740
Gross tax unrealized appreciation	6,442
Gross tax unrealized depreciation	(684,783)
Net tax unrealized appreciation	(678,341)
Undistributed long-term gains	18,462
Other accumulated loss	(84,241)
Total accumulated gains	$(744,120)

At October 31, 2016, the Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

At October 31, 2016 the Fund deferred on a tax basis late year ordinary losses of $84,241.

The Fund distributed $580,839 of ordinary income and $885 of capital gains during the period November 1, 2015 through October 31, 2016 and distributed $158,291 of ordinary income during the period November 1, 2014 through October 31, 2015.

f.    Use of Estimates | The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

g.    Fund Expenses | Pursuant to the Operating Services Agreement with the Fund, the Investment Manager has contractually agreed to pay all of the Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Servicing Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Fund or the Investment Manager. See Note 5 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Fund. U.S. Bank, N.A. provides custodian services to the Fund.

h.    Shareholder Accounts |

Issuance of Shares. All purchases accepted by the Fund are accepted at the end of the month, and the NAV of Shares is determined as of the close of business on the last day of that month. Purchases accepted by the Fund become effective as of the opening of business on the first calendar day of the month based on the previous month-end NAV of the Fund Shares.

Steben Select Multi-Strategy Fund	8	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Prior to the end of each month, the Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. The Fund, in turn, makes contributions to the Master Fund, which has effective subscription dates of the first day of the following month. These amounts are reported as "Subscriptions received in advance" and "Investments made in advance", respectively.

Repurchase of Shares. No Shareholder will have the right to require the Fund to redeem his, her or its Shares (or any portion thereof). The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). The Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

i.    Dividends and Distributions to Shareholders | Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends.

It is anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income or long term capital gains. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends or long term capital gains to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV per share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder actually or constructively receives from that share (or portion thereof).

Pursuant to a dividend reinvestment plan established by the Fund (the “Dividend Reinvestment Plan”), each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Steben Select Multi-Strategy Fund	9	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Shares will be issued pursuant to the dividend reinvestment plan at their NAV determined on the next valuation date following the record date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Fund.

The Fund made no distributions during the six months ended September 30, 2017, and paid $198,080 out of ordinary income and $18,457 out of long-term capital gains during the fiscal year ended March 31, 2017.

3.	Investments

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 - Investments with other significant observable inputs.

Level 3 - Investments with significant observable inputs (which may include the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the six months ended September 30, 2017, the Fund’s investments consisted primarily of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at September 30, 2017.

Steben Select Multi-Strategy Fund	10	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Description	(Level 1)	(Level 2)	(Level 3)	Total

Investment in Steben Select Multi-Strategy Master Fund*	$-	$-	$-	$12,912,335

Cash Equivalents Money Market Fund	1,007,316	-	-	1,007,316
Total Investment in Steben Select Multi-Strategy Master Fund and Cash Equivalents	$1,007,316	$-	$-	$13,919,651

* The Fund's investment in the Master Fund is measured using the NAV practical expedient and has not been classified in the fair value hierarchy. The amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the Fund's financial statements.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. For the six months ended September 30, 2017, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

In May 2015, the FASB issued ASU No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2015-07 states that investments measured using net asset value per share (or its equivalent) as a practical expedient shall not be categorized within the fair value hierarchy and the reporting entity shall provide the amount measured using the net asset value per share (or its equivalent) practical expedient to permit reconciliation of the fair value of investments included in the fair value hierarchy to the line items presented in the statement of financial position. ASU No. 2015-07 also requires a reporting entity to disclose information that helps users to understand the nature, characteristics, and risks of the investments by class and whether the investments, if sold, are probable of being sold at amounts different from net asset value per share. The changes to disclosures are required for annual reporting periods beginning after December 15, 2015 and interim periods within those annual periods. Management has adopted the disclosure requirements pursuant to ASU No. 2015-07.

4.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in actively traded securities, illiquid securities, derivatives and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund’s concentration and liquidity risks are discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report. In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund’s off-balance sheet risk in these financial instruments is discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report.

5.	Related Party Transactions

a.    Investment Management Fee | Under the terms of the Investment Management Agreement between the Investment Manager and the Master Fund, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the month-end net assets of the Master Fund of 1.25%, accrued and payable monthly. So long as the Fund invests all of

Steben Select Multi-Strategy Fund	11	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager a management fee. The Master Fund’s management fees accrued during the six months ended September 30, 2017, are discussed in the notes to the Master Fund’s financial statements which are attached elsewhere in this report.

b.    Operating Services Fee | The Fund pays to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.30%, which is paid monthly, based on the month-end net assets of the Fund. For the six months ended September 30, 2017, the Fund incurred $28,049 in operating services fees.

c.    Distribution and Service Fees | The Fund pays Foreside Fund Services, LLC (“Foreside” or the “Distributor”) or a designee a Class A Distribution and Service Fee for the Class A Shares equal to 0.75% (on an annualized basis) of the Fund’s Class A Shares average month-end net assets, payable monthly in arrears. For the Class I Shares, the Fund pays to the Distributor or a designee a Class I Distribution and Service Fee for the Class I Shares equal to 0.25% (on an annualized basis) of the Fund’s Class I Shares average month-end net assets, payable monthly in arrears. The Distributor or designee may transfer or re-allow a portion of the Distribution and Service Fees to certain Intermediaries. The Investment Manager also may pay a fee out of its own resources to Intermediaries.

Pursuant to the conditions of an exemptive order issued by the SEC, the Class A Distribution and Service Fee and Class I Distribution and Service Fee are paid pursuant to plans adopted by the Fund in compliance with the provisions of Rule 12b-1 under the Investment Company Act with respect to Class A Shares (“Class A Plan”) and Class I Shares (“Class I Plan”), respectively. The Distribution and Service Fees serve as a vehicle for the Fund to pay the Distributor for payments it makes to Intermediaries and for the Distributors for ongoing investor servicing. The Distributor may pay all or a portion of the Distribution and Service Fees it receives to Intermediaries. However, the portion of the 0.75% fee under the Class A Plan designated for regulatory purposes as service fees, for the provision of personal investor services as defined under applicable rules, will be deemed not to exceed 0.25% of the Fund’s net assets attributable to Class A Shares.

The Fund incurred $16,809 in distribution and service fees for Class I Shares and $19,696 distribution and service fees for Class A Shares for the six months ended September 30, 2017.

6.	Capital Share Transactions

As of September 30, 2017, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Fund:

Steben Select Multi-Strategy Fund	12	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

	Six Months Ended		Year Ended
	September 30, 2017		March 31, 2017
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares Sold	42,279	$397,700	377,099	$3,631,869
Shares Reinvested	-	-	5,046	48,364
Shares Redeemed	(19,331)	(184,337)	(7,638)	(72,843)
Early Withdrawal Fees	-	944	-	-
Net Increase	22,948	$214,307	374,507	$3,607,390

Shares Outstanding:
Beginning of period	532,215		157,708
End of period	555,163		532,215

	Six Months Ended		Year Ended
	September 30, 2017		March 31, 2017
	Class I		Class I
	Shares	Amount	Shares	Amount
Shares Sold	49,806	$501,500	493,977	$4,982,700
Shares Reinvested	-	-	16,378	165,386
Shared Redeemed	(564,390)	(5,678,524)	(264,601)	(2,654,845)
Early Withdrawal Fees		1,547	-	-
Net Increase (Decrease)	(514,584)	$(5,175,477)	245,754	$2,493,241

Shares Outstanding:
Beginning of period	1,375,104		1,129,350
End of period	860,520		1,375,104

Total Increase (Decrease)		$(4,961,170)		$6,100,631

7.	Investment Transactions

During the six months ended September 30, 2017, the Fund’s assets were invested in the Master Fund and the Fund made aggregate purchases of $0 and aggregate sales of $6,000,000 in the Master Fund, excluding short-term investments.

8.	Subsequent Events

The Fund offered to repurchase Shares in an amount up to 25% of the net assets of the Fund, calculated as of December 31, 2017 (the “Repurchase Valuation Date”), and each Share tendered for repurchase will be purchased at the net asset value per Share calculated on that date. Shareholders desiring to tender Shares for repurchase had to do so by 12:00 midnight, Eastern Time on October 20, 2017 (the “Notice Date”). Shareholders had the right to change their minds and withdraw any tenders of their Shares until 12:00 midnight, Eastern Time on October 20, 2017 (the “Expiration Date”). There were 19 requests for

Steben Select Multi-Strategy Fund	13	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

repurchase received by the Expiration Date for an approximate total amount of $1,347,289. The exact amount will be calculated after the Repurchase Valuation Date.

During the six months ended September 30, 2017, there were a number of tender requests that were accepted by the Fund in an amount totaling $5,862,861.

The process for repurchases of shares is staggered so that the Fund is the first to offer to repurchase its shares and subsequently, the Master Fund tenders its shares to the extent of and to make sure that the Fund’s cash flows will be enough to satisfy the Fund’s acceptance of the tendered shares.

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2017 and through the date the financial statements were issued and determined that there were no additional significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Select Multi-Strategy Fund	14	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Financial Highlights

Steben Select Multi-Strategy Fund – Class A Shares

	Six Months Ended September 30, 2017		Year Ended March 31, 2017		Year Ended March 31, 2016		For the Period August 1, 2014 (Commencement of Operations) through March 31, 2015
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$9.54		$9.69		$10.25		$10.00

Income (loss) from investment operations:
Net Investment Income (loss)	(0.05)		(0.02	)(1)	0.79	(1)	0.91	(1)
Net Realized and Unrealized Gain (Loss) on Investments	0.07		(0.03)		(0.68)		0.11
Total From Investment Operations	0.02		(0.05)		0.11		1.02
Less distributions:
From net investment income	-		(0.09)		(0.67)		(0.77)
From net realized gains	-		(0.01)		-		-
Total distributions	-		(0.10)		(0.67)		(0.77)
Net Asset Value, end of period	$9.56		$9.54		$9.69		$10.25

TOTAL RETURN (2)	0.30	%(3)	(0.51)%		0.45%		10.63	%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$5,310		$5,075		$1,528		$62
Portfolio Turnover	6.69	%(3)(4)(5)	44.29	%(4)(5)	6.25	%(4)(5)	0.00	%(3)(5)(6)
Ratio of Net Investment Income (loss) to Average Net Assets	(1.03	)%(7)(8)	(0.25	)%(7)	8.01	%(7)	13.57	%(7)(8)
Ratio of Expenses to Average Net Assets*	1.05	%(7)(8)(9)	1.05	%(7)(9)	1.05	%(7)(9)	1.05	%(7)(8)(9)

(1) Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(2) Based on net asset value, which does not reflect the sales charge.

(3) Not Annualized.

(4) Portfolio turnover represents the Master Fund's portfolio turnover for the period.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Portfolio turnover represents the Master Fund's portfolio turnover for the period from April 1, 2014 through March 31, 2015. The portfolio turnover for the period August 1, 2014 through March 31, 2015 was also 0.00%.

(7) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(8) Annualized.

(9) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 2.45% for the period.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	15	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Financial Highlights

Steben Select Multi-Strategy Fund – Class I Shares

	Six Months Ended September 30, 2017		Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period January 2, 2014 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.06		$10.17		$10.70		$10.18		$10.00

Income (loss) from investment operations:
Net Investment Income (Loss)	(0.03)		0.02	(1)	0.83	(1)	0.95	(1)	(0.01	)(2)(3)
Net Realized and Unrealized Gain (Loss) on Investments	0.08		(0.02)		(0.66)		0.38		0.19
Total From Investment Operations	0.05		0.00		0.17		1.33		0.18
Less distributions:
From net investment income	-		(0.10)		(0.70)		(0.81)		-
From net realized gains	-		(0.01)		-		-		-
Total distributions	-		(0.11)		(0.70)		(0.81)		-

Net Asset Value, end of period	$10.11		$10.06		$10.17		$10.70		$10.18

TOTAL RETURN	0.55	%(4)	(0.01)%		1.15%		13.47%		1.83	%(4)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$8,704		$13,833		$11,482		$2,954		$722
Portfolio Turnover	6.69	%(4)(5)(6)	44.29	%(5)(6)	6.25	%(5)(6)	0.00	%(5)(6)	0.00	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52	)%(8)(9)	0.25	%(8)	8.01	%(8)	9.05	%(8)	(0.55	)%(8)(9)
Ratio of Expenses to Average Net Assets*	0.55	%(8)(9)(10)	0.55	%(8)(10)	0.55	%(8)(10)	0.55	%(8)(10)	0.55	%(8)(9)(10)

(1) Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Due to the timing of capital share transactions, the per share amount of income (loss) from investment operations varies from amounts shown in the statement of operations.

(4) Not Annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover for the period.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7) Portfolio turnover represents the Master Fund's portfolio turnover for the period from August 1, 2013 through March 31, 2014. The portfolio turnover for the period January 2, 2014 through March 31, 2014 was also 0.00%.

(8) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(9) Annualized.

(10) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 1.95% for the period.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	16	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Financial Statements
September 30, 2017 (Unaudited)

Steben Select Multi-Strategy Fund	17	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Assets and Liabilities
September 30, 2017 (Unaudited)

ASSETS
Investments in Portfolio Funds, at fair value (cost $50,479,397)	$58,922,231
Cash Equivalents	855,110
Receivable for investments sold	4,000,000
Dividends receivable	659

Total Assets	63,778,000

LIABILITIES
Investment management fees payable	132,788
Accrued operating services fee payable	15,936
Redemptions payable	5,000,000

Total Liabilities	5,148,724

NET ASSETS	$58,629,276

Shares outstanding
($0.01 par value; unlimited shares authorized)	5,457,988

Net asset value per share (net assets/shares outstanding)	$10.74

COMPONENTS OF NET ASSETS
Paid in capital	$58,362,490
Accumulated net investment loss	(5,948,685)
Accumulated net realized loss	(2,227,363)
Net unrealized appreciation on investments	8,442,834
Net Assets	$58,629,276

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	18	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Operations
For the Six Months Ended September 30, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income	$9,726

EXPENSES
Investment management fees (Note 6)	397,272
Operating services fee (Note 6)	47,678
Total Expenses	444,950

Net Investment Loss	(435,224)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	651,400
Change in unrealized appreciation/depreciation on investments	283,410
Net Realized and Unrealized Gain on Investments	934,810

Net Increase in Net Assets from Operations	$499,586

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	19	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statements of Changes in Net Assets

	Six Months Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS
Net investment loss	$(435,224)	$(876,593)
Net realized gain on investments	651,400	2,227,707
Change in unrealized appreciation/depreciation on investments	283,410	(941,485)
Net Increase in Net Assets from Operations	499,586	409,629

FROM DISTRIBUTIONS
Net investment income	-	(476,746)
Net realized gain	-	(489,815)
Net Decrease in Net Assets from Distributions	-	(966,561)

FROM CAPITAL TRANSACTIONS
Proceeds from sales of shares	-	8,635,000
Proceeds from reinvestment of distributions	-	966,561
Redemptions	(6,000,000)	(2,200,000)
Net Increase (Decrease) in Net Assets from Capital Transactions	(6,000,000)	7,401,561
Total Increase (Decrease) in Net Assets	(5,500,414)	6,844,629

NET ASSETS
Beginning of period	64,129,690	57,285,061
End of period	$58,629,276	$64,129,690

Accumulated Net Investment Loss	$(5,948,685)	$(5,513,461)

SHARE TRANSACTIONS
Shares sold	-	806,999
Shares reinvested	-	90,117
Shares redeemed	(560,891)	(206,480)
Total share transactions	(560,891)	690,636

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	20	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Statement of Cash Flows
For the Six Months Ended September 30, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$499,586
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(4,000,000)
Sales of investments	4,000,000
Change in unrealized appreciation/depreciation on investments	(283,410)
Net realized gain on investments	(651,400)

Changes in operating assets and liabilities:
Receivable for fund shares sold	(151,417)
Dividends receivable	1,484
Investment management fees payable	63,623
Accrued operating services fee payable	7,635
Net Cash used in Operating Activities	(513,899)

CASH FLOWS FROM FINANCING ACTIVITIES
Redemptions payable	(3,200,000)
Net Cash used in Financing Activities	(3,200,000)

Net Change in Cash Equivalents	(3,713,899)

CASH EQUIVALENTS
Beginning of period	4,569,009
End of period	$855,110

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	21	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Schedule of Investments and Cash Equivalents
September 30, 2017 (Unaudited)

Investments in Portfolio Funds(1):	Percentage of Net Assets	Cost	Fair Value	Redemption Frequency	Notice Period Number of Days
Equity Long/Short Strategy:
MW Eureka (US) Fund - Class B2	12.66%	$5,983,936	$7,420,321	Monthly	30
Quantitative Tactical Aggressive Fund, Ltd. - Class A-V Series	1.75	1,000,000	1,029,250	Monthly	30
Visium Global Fund, LP	0.00	9,635	0.00	Monthly	30
	14.41	6,993,571	8,449,571

Equity Market-Neutral Strategy:
Hunting Hill Equity Arbitrage Fund, L.P.	13.68	7,500,000	8,022,926	Monthly	30
Landscape High Leverage Fund, L.P. – Class A	5.61	3,000,000	3,286,302	Monthly	30
Voloridge Trading Aggressive Fund, Ltd.	14.71	8,868,362	8,626,643	Monthly	30
	34.00	19,368,362	19,935,871
Fixed-Income Relative Value Strategy:
The Obsidian (Offshore) Fund – Class V Master Series, 4,402 shares (2)	13.36	6,600,000	7,830,499	Monthly	60

Global Macro Strategy:
AHL (Cayman) SPC – Class A Evolution Segregated Portfolio, 3,024,532 shares(2)	8.96	3,500,000	5,255,124	Monthly	5
Graham Absolute Return Ltd. - Class A, 18,213 shares (2)	12.23	6,367,464	7,167,685	Quarterly	30
	21.19	9,867,464	12,422,809
Multi-Strategy:
Stratus Feeder Limited - Class C 1.5, 5,709 shares(2)	17.54	7,650,000	10,283,481	Monthly	60

Total Investments in Portfolio Funds:	100.50	50,479,397	58,922,231

Cash Equivalents:
Money Market Fund:
STIT-Government & Agency Portfolio - Institutional Class, 0.93%(3)(4)	1.46	855,110	855,110

Total Investments in Portfolio Funds and Cash Equivalents	101.96%	$51,334,507	$59,777,341

(1) All Portfolio Funds are non-income producing.

(2) Offshore Portfolio Fund.

(3) Annualized 7-Day Yield.

(4) Income Producing.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	22	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies
September 30, 2017 (Unaudited)

Equity Long/Short. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. Portfolio Funds have the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity, and includes U.S. and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly known as "junk bonds") and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio

Steben Select Multi-Strategy Fund	23	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Portfolio Fund Strategies
September 30, 2017 (Unaudited)

Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a position in 10-Year U.S. Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of U.S. against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Multi-Strategy. The Master Fund also may invest in Portfolio Funds that pursue two or more of the strategies listed above as well as others. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund strategy or may have characteristics of more than one Portfolio Fund strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Steben Select Multi-Strategy Fund	24	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Strategy Allocation Breakdown
September 30, 2017 (Unaudited)

Strategy Allocation Breakdown (Unaudited)
(as a % of total investments)
September 30, 2017

Steben Select Multi-Strategy Fund	25	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

1.	Organization

Steben Select Multi-Strategy Master Fund (the “Master Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and serves as a master fund in a master-feeder structure. Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Partners, LP serve as feeder funds in the master-feeder structure. The Master Fund has authorized unlimited common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. Shares in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act of 1933 (“Securities Act”). Investments in the Master Fund generally may be made only by U.S. and foreign investment companies or other investment vehicles that include persons who are “accredited investors” (“Shareholders”), as defined in Regulation D under the Securities Act.

The Master Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Master Fund is a “fund of funds” and seeks to achieve its investment objective, primarily by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as hedge funds, (collectively, “Portfolio Funds”) that are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Steben & Company, Inc. (the “Investment Manager”), to manage and oversee the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Manager is a Maryland corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a swap firm, and is a member of the National Futures Association as well as with the Securities and Exchange Commission (the “SEC”) as a broker-dealer. Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund.

2.	Summary of Significant Accounting Policies and Practices

a.       Basis of Accounting | The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

b.       Valuation |

Share Valuation. The Master Fund will calculate its Net Asset Value (“NAV”) as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Investment Valuation. The Investment Manager’s Valuation Committee implements the valuation of the Master Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board of the Master Fund has approved for purposes of determining the value of securities held by the

Steben Select Multi-Strategy Fund	26	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds. The Investment Manager’s Valuation Committee consists of members of the Board, additional officers of the Master Fund, and one or more representatives of the Investment Manager.

Investments are carried at fair value. As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The fair value of the Portfolio Funds has been estimated using the NAV as reported by the Portfolio Fund Managers of the respective Portfolio Funds. FASB guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of the Portfolio Funds. NAV reported by each Portfolio Fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein.

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its NAV, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a NAV per share lower than the adjusted amount.

Under the Valuation Procedures, if the Master Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Master Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in a Portfolio Fund, the Master Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Master Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Master Fund may consider factors such as, among others: (i) the price at which recent purchases for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Master Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Master Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. The Board reviews all valuation adjustments, which would be undertaken pursuant to the Board-approved policy and procedures.

To the extent that the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Portfolio Funds (e.g., directly or through separate accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing

Steben Select Multi-Strategy Fund	27	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager’s Valuation Committee will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager’s Valuation Committee believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Investments in money market funds have been valued using the NAV per unit as provided by the underlying fund’s administrator.

c.       CFTC Regulation | On August 13, 2013, the CFTC adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to registered investment companies that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds.

In July 2013, the Investment Manager claimed no-action relief from the CFTC registration with respect to its operation of the Master Fund. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of September 30, 2017, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

d.       Cash Equivalents | The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents. The Master Fund considers U.S. regulated money market funds to be cash equivalents.

e.       Security Transactions and Investment Income Recognition | Purchases and sales of investments are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized gains or losses on the disposition of investments are accounted for based on the specific identification method. Investments that are held by the Master Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable.

f.       Federal Income Taxes | The Master Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Investments in foreign

Steben Select Multi-Strategy Fund	28	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

securities may result in foreign taxes being withheld by the issuer of such securities. The Master Fund files a state tax return in Delaware.

The Master Fund has a tax year end of October 31st.

The Master Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions are more-likely-than-not to be sustained when examined by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and asset or liability in the current year. Management has determined there are no material uncertain income tax positions through October 31, 2016. The Master Fund’s Federal and state income and Federal excise tax returns for tax years 2013 through 2016 remain open for examination by tax authorities based on varying statutes of limitations.

As of October 31, 2016 (the Master Fund’s tax year end), the tax cost of securities and components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$66,076,139
Gross tax unrealized appreciation	6,342,232
Gross tax unrealized depreciation	(7,932,736)
Net tax unrealized appreciation	(1,590,504)
Undistributed ordinary income	830,209
Total accumulated gains	$(760,295)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and tax treatment of partnership investments.

At October 31, 2016, the Master Fund had no capital loss carry forwards.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

The Master Fund had no deferred late year losses or deferred post-October 2016 losses.

The Master Fund distributed $3,544,779 out of ordinary income and $45,498 out of long-term capital gains during the period November 1, 2015 through October 31, 2016 and distributed $3,151,084 out of ordinary income and $15,883 out of long-term capital gains during the period November 1, 2014 through October 31, 2015.

g.       Use of Estimates | The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates and such differences may be significant.

Steben Select Multi-Strategy Fund	29	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

h.       Fund Expenses | Pursuant to the Operating Services Agreement with the Master Fund, the Investment Manager has contractually agreed to pay all of the Master Fund’s ordinary operating expenses so long as Steben & Company, Inc. remains the Investment Manager, including the Master Fund’s organizational and offering expenses but not the following Master Fund expenses: the Management Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, portfolio fund and portfolio fund manager fees and expenses, taxes and governmental fees, acquired fund fees and expenses, shareholder servicing fees, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Master Fund’s business. The Operating Services Agreement may be terminated at any time by the Board or upon 60 days written notice by the Master Fund or the Investment Manager. See Note 6 – Related Party Transactions.

U.S. Bancorp Fund Services, LLC provides accounting, administrative and transfer agency services to the Master Fund. U.S. Bank, N.A. provides custodian services to the Master Fund.

i.       Shareholder Accounts |

Issuance of Shares. All purchases accepted by the Master Fund are accepted at the end of the month, and the NAV of Shares is determined as of the close of business on the last day of that month. Purchases accepted by the Master Fund become effective as of the opening of business on the first calendar day of the month based on the previous month-end NAV of the Master Fund Shares.

Prior to the end of each month, the Master Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. The Master Fund, in turn, makes contributions to certain Portfolio Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Subscriptions received in advance" and "Investments made in advance", respectively.

The Master Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time.

Repurchase of Shares. No Shareholder will have the right to require the Master Fund to redeem his, her or its Shares (or any portion thereof). The Master Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Master Fund (the “Valuation Date”). The Master Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Master Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Master Fund has the right to repurchase Shares of Shareholders if the Master Fund determines that the repurchase is in the best interest of the Master Fund or upon the occurrence of certain events specified in the Master Fund’s Declaration of Trust.

j.       Dividends and Distributions to Shareholders | Dividends will generally be paid at least annually on the Master Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Master Fund invests will not pay any dividends, and this, together with the Master Fund’s expenses, means that there can be no assurance the Master Fund will have substantial income or pay dividends.

Steben Select Multi-Strategy Fund	30	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

It is anticipated that any gains or appreciation in the Master Fund’s investments will be treated as ordinary income or long term capital gains. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends or long term capital gains to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV per share (or portion thereof) that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder actually or constructively receives from that share (or portion thereof).

Pursuant to a dividend reinvestment plan established by the Master Fund (the “Dividend Reinvestment Plan”), each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the Master Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the dividend reinvestment plan at their NAV determined on the next valuation date following the record date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Master Fund before the record date to be effective for that dividend or capital gain distribution. The Master Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Master Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Master Fund.

The Master Fund made no distributions during the six months ended September 30, 2017, and paid $476,746 out of ordinary income and $489,815 out of short-term capital gains during the fiscal year ended March 31, 2017.

3.	Investments

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Steben Select Multi-Strategy Fund	31	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Level 1 - Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 - Investments with other significant observable inputs.

Level 3 - Investments with significant observable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at September 30, 2017. The Portfolio Funds below were valued using the NAV as the practical expedient:

Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Portfolio Funds*	$-	$-	$-	$58,922,231

Cash Equivalents
Money Market Fund	855,110	-	-	855,110
Total Investments in Portfolio Funds and Cash Equivalents	$855,110	$-	$-	$59,777,341

*The Master Fund invests in Portfolio Funds which were measured using the NAV practical expedient and have not been classified in the fair value hierarchy. The amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the Master Fund's financial statements.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. For the six months ended September 30, 2017, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

The following table provides a summary of the valuation policy of investments for each hedge fund investment that constitutes 5% or more of the Fund’s net assets at September 30, 2017.

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?

Stratus Feeder Limited - Class C 1.5	17.54%	Multi-Strategy	As a part of its investment strategy, the underlying portfolio fund enters into certain derivative contracts, such as forward contracts, futures, options, contracts for differences, total return swaps and interest rate swaps, which are classified as trading instruments and are recognized at fair value. The fair value of derivative financial instruments at the reporting date generally reflects the amount that the underlying portfolio fund would receive or pay to terminate the contract at the reporting date. The derivative financial instruments or the underlying securities of such derivative financial instruments traded by	Yes

Steben Select Multi-Strategy Fund	32	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?
			the underlying portfolio fund are exchange traded or traded in the over the counter markets where market values are generally readily available. The underlying portfolio fund values forward contracts at last settlement prices or closing prices provided by certain third-party sources. The underlying portfolio fund values futures at last settlement prices or the closing price at the measurement date on the exchange. The underlying portfolio fund values options based on the settlement price and when such price is missing options are valued based on the last, closing ask or bid price. Options for which no closing prices are available are valued at the price indicated by a prime broker or a price calculated by an independent valuator as reasonably chosen by the underlying portfolio fund’s investment manager.

Voloridge Trading Aggressive Fund, Ltd.	14.71%	Equity Market-Neutral	All investments are recorded at fair value. Listed derivatives that are actively traded are valued based on quoted prices from the exchange. Securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship. Preferred stock and other equities traded on inactive markets are valued by reference to similar instruments.	Yes

MW Eureka (US) Fund-Class B2	12.66%	Equity Long / Short	Derivatives have been valued using market observable inputs which may include underlying equity prices and foreign exchange rates. Investments in money market funds and collective investment schemes have been valued using the NAV per unit as provided by the underlying fund’s administrator. The valuations for contracts for difference, private placements and unlisted or suspended equity securities have been reviewed and approved by the underlying portfolio fund’s valuation committee. The valuation committee was set up by the underlying portfolio fund’s investment manager, and is responsible for reviewing the valuations of any ‘hard-to-value’ instruments where there is limited ability to obtain independent pricing or valuation information.	Yes

Graham Absolute Return Ltd. - Class A	12.23%	Global Macro	Securities are valued using the closing price published by the primary exchange on which the security traded. Fixed income securities positions are valued at the mean between the last reported bid and ask quotations received from independent brokers. In the absence of published closing prices, securities are valued at the mean between the last published bid and ask quotations. Futures contracts are valued based upon the closing price as of the valuation date	Yes

Steben Select Multi-Strategy Fund	33	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?
			established by the primary exchange upon which they are traded. Exchange traded forward contracts are valued based upon the settlement prices as of the valuation date established by the primary exchange upon which they are traded. All other forward contracts are valued based upon a forward curve constructed using independently quoted forward points. Interest rate swap positions are generally valued as the present value of the net future cash flows as estimated by the underlying portfolio fund’s investment manager using a discount curve constructed from independently obtained future interest rate assumptions. Total return swaps are generally valued based upon the value of the underlying instruments as determined by the primary exchange on which they are traded. Exchange traded swaps are valued based upon the closing prices established by the primary exchange upon which they are traded. Credit default swap positions are valued at the mean between the last reported bid and ask quotations received from independent brokers. Exchange traded options are valued based upon the settlement price as of the valuation date published by the principal exchange upon which they are traded. In the absence of an exchange published settlement price, the option is valued using the last reported sales price reported on the exchange for the valuation date. OTC options and exchange traded options with no reported sales price on the valuation date are generally valued at the average of last reported bid and offer quotes from independent brokers or from the exchange, respectively.

Hunting Hill Equity Arbitrage Fund, L.P.	13.68%	Equity Market-Neutral	The underlying portfolio fund records its investments at fair value. For equities, exchange-traded funds and derivatives, the underlying portfolio fund uses unadjusted quoted prices in active markets for identical assets or liabilities that the underlying portfolio fund has the ability to access at the measurement date. For securities that trade in markets that are not active, corporate bonds and certain over-the-counter derivatives, the underlying portfolio fund uses inputs other than quoted prices that are observable for the asset or liability. For illiquid securities and equity positions in private companies, the underlying portfolio fund uses inputs that are unobservable for the asset or liability.	Yes

The Obsidian (Offshore) Fund – Class V Master Series	13.36%	Fixed-Income Relative Value	The underlying portfolio fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the underlying portfolio fund’s investment manager. Equity investments in affiliated entities are recorded at fair value and are based upon the underlying portfolio fund’s percentage ownership of the net assets of each affiliated entity, which is a practical expedient for valuation. In determining the fair value of the debt and equity investments, the underlying portfolio fund’s investment manager uses an enterprise value	Yes

Steben Select Multi-Strategy Fund	34	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?
approach to determine the fair value of the entire affiliated entity and allocates the fair value between the investments. This value represents the exit price under current market conditions as though both the debt and equity investments were sold to maximize the value of the entire investment position. The underlying portfolio fund values its fixed income investments on the basis of last available bid prices or current market quotations provided by independent dealers or pricing services. Loan interests are valued at the mean of the bid prices from one or more dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued using independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The estimated cash flows of each tranche may be adjusted for liquidity, credit market, prepayment speeds, default rates, loss severities, and other assumptions made by the pricing service. Futures contracts traded on exchanges are valued at their last sale price. Forward currency exchange contracts are valued at the mean between the bid and ask prices which are determined as of the close of business on the reporting date. Interpolated values are derived when the valuation date of the contract is an interim date for which quotations are not available. “To-be-announced” commitments are valued on the basis of last available bid prices of current market quotations provided by pricing services. Swap contracts are valued utilizing price quotes received daily using the underlying portfolio fund’s pricing services or through brokers, which are derived using swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, values of the underlying reference instruments, yield curves, credit curves, measures of volatility, prepayment rates and correlation of such inputs. Municipal investments, including commitments to purchase such investments on a “when-issued” basis, are valued at the bid price on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, indicative bids from dealers, pricing matrices, market transactions in comparable investments and information with respect to various relationships between investments. Equity investments traded on a recognized

Steben Select Multi-Strategy Fund	35	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?
			securities exchange are valued at the last reported sale price that day. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid or ask price. If no bid or ask price is available, the prior day’s last reported sales price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Exchange-traded options contracts are valued at the mean between the last bid and ask prices at the close of the options contracts market in which the options contracts trade. An exchange-traded options contract for which there is no mean price is valued at the last bid or ask price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the options contract. Over-the-counter options contracts, including options on swap contracts, are valued using an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments. In the event that these methods of valuation results in a price for an investment that is deemed not to be representative of the fair value of such investment, or if a price is not available, the investment will be valued by the underlying portfolio fund’s investment manager, in accordance with a policy approved by the underlying portfolio fund’s investment manager as reflecting fair value (“Fair Value Assets”). When determining the price for a Fair Value Asset, the underlying portfolio fund’s investment manager seeks to determine the price that the underlying portfolio fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction.

AHL (Cayman) SPC – Class A Evolution Segregated Portfolio	8.96%	Global Macro	Investments in securities that are listed on a national securities exchange, both long and short, are carried at fair value, which is the last reported trade price for listed securities as of the close of business at the year end date. Derivative instruments dealt on a market are valued at the settlement price as of the date of valuation for such instruments on such markets.	Yes

Landscape High Leverage Fund, L.P. – Class AA	5.61%	Equity Market-Neutral	Securities that are listed on one or more United States or foreign securities exchanges (including Securities that are principally traded on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ")) shall be valued at their closing price as is customarily ascertained by the respective exchange and published in recognized newspapers or disseminated by quotation services such as Reuters or Bloomberg. If no sale occurred on the valuation date, securities shall be valued at the "bid" price at the close of trading on such day on such exchange	Yes

Steben Select Multi-Strategy Fund	36	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

Name of Underlying Portfolio Fund	Fair Value as a % of Master Fund’s Net Assets	Investment Strategy of the Underlying Portfolio Fund	Underlying Portfolio Fund Valuation Policy of Investments	Does the Underlying Portfolio Fund Employ Debt for Investing?
for long positions, and at the "asked" price at the close of trading on such day on such exchange for short positions. Securities that are neither traded on a national securities exchange nor quoted on NASDAQ, but that are traded over the counter shall be valued at the mean between the "bid" and "asked" prices on the date for which the value is being determined, as reported by the National Quotation Bureau, Inc. or any other reputable source selected by the underlying portfolio fund. Securities that are in the form of put or call options neither listed on a national securities exchange nor traded over the counter shall be valued at their fair market value. If on the date as of which any valuation is being made, the exchange or market designated for the valuation of any given assets is not open for business, the valuation of such assets or liabilities shall be determined as of the last preceding date on which such exchange or market was open for business. Over-the-counter derivatives transactions shall be valued, in accordance with standard industry practice, on the basis of the securities components the economics of which the derivatives reflect. In the event of any uncertainty in the valuation of an over-the-counter derivative, either the counterparty or another reputable dealer in similar securities may provide a valuation for the derivative. if in the reasonable judgment of the underlying portfolio fund, in its sole discretion, the value as determined in accordance with the foregoing for any investment held or sold short by the underlying portfolio fund does not accurately reflect the value of such investment, the underlying portfolio fund may value such investment at a price which is greater or less than the market value as determined in accordance with the foregoing. All other assets and liabilities of the underlying portfolio fund shall be valued in the manner determined by the underlying portfolio fund.

4.	Investment Risks and Uncertainties

Portfolio Funds consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by Portfolio Fund Managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective Portfolio Fund Managers. Because of the inherent uncertainty of valuations, the estimated fair values may differ from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

Steben Select Multi-Strategy Fund	37	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

5.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in actively traded securities, illiquid securities, derivatives and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the fund-of-funds structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Portfolio Funds whereby the Portfolio Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.	Related Party Transactions

a.       Investment Management Fee | Under the terms of the Investment Management Agreement between the Investment Manager and the Master Fund, the Investment Manager is entitled to receive a management fee at an annualized rate, based on the month-end net assets of the Master Fund of 1.25%, accrued and payable monthly. For the six months ended September 30, 2017, the Master Fund incurred $397,272 in management fees.

b.       Operating Services Fee | The Master Fund pays to the Investment Manager, as compensation for the services provided by the Investment Manager and its agents under the Operating Services Agreement, an annualized fee of 0.15%, which is paid monthly, based on the month-end net assets of the Master Fund. For the six months ended September 30, 2017, the Master Fund incurred $47,678 in operating services fees.

7.	Compensation for Trustees

The independent Trustees are paid annual compensation for service on the Board and its Committees for the portfolios overseen in the complex of funds advised by the Investment Manager “SCI Advised Funds” in an annual amount of $25,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, through the Operating Services Agreement, the Investment Manager reimburses each independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Master Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

Steben Select Multi-Strategy Fund	38	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Notes to Financial Statements
September 30, 2017 (Unaudited)

8.	Investment Transactions

During the six months ended September 30, 2017 (excluding short-term securities), the aggregate purchases of investments were $4,000,000 and sales of investments were $4,000,000. The Master Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the six months ended September 30, 2017.

9.	Subsequent Events

The Master Fund offered to repurchase Shares in an amount up to 2.64% of the net assets of the Master Fund, calculated as of December 31, 2017 (the “Repurchase Valuation Date”), and each Share tendered for repurchase will be purchased at the net asset value per Share calculated on that date. Shareholders desiring to tender Shares for repurchase will have to do so by 12:00 midnight, Eastern Time on December 19, 2017 (the “Notice Date”). Shareholders have the right to change their minds and withdraw any tenders of their Shares until 12:00 midnight, Eastern Time on December 19, 2017 (the “Expiration Date”). If the Master Fund accepts the tender of the Shareholder’s Shares, the Master Fund will make payment for the Shares it repurchases within 30 days of the Repurchase Valuation Date.

During the six months ended September 30, 2017, there were tender requests accepted by the Master Fund in an amount totaling $6,000,000.

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Master Fund’s related events and transactions that occurred subsequent to September 30, 2017 and through the date the financial statements were issued and determined that there were no additional significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Steben Select Multi-Strategy Fund	39	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Master Fund
Financial Highlights

	Six Months Ended September 30, 2017		Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period August 1, 2013 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.65		$10.75		$11.36		$10.80		$10.00

Income (loss) from investment operations:
Net Investment Loss	(0.07	)(1)	(0.15	)(1)	(0.16	)(1)	(0.16	)(1)	(0.10	)(1)(2)
Net Realized and Unrealized Gain on Investments	0.16		0.21		0.35		1.64		1.04
Total From Investment Operations	0.09		0.06		0.19		1.48		0.94
Less distributions:
From net investment income	-		(0.08)		(0.78)		(0.87)		(0.14)
From net realized gains	-		(0.08)		(0.02)		(0.05)		-
Total distributions	-		(0.16)		(0.80)		(0.92)		(0.14)
Net Asset Value, end of period	$10.74		$10.65		$10.75		$11.36		$10.80

TOTAL RETURN	0.85	%(3)	0.58%		1.74%		14.26%		9.35	%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$58,629		$64,130		$57,285		$44,092		$32,160
Portfolio Turnover	6.69	%(3)	44.29%		6.25%		0.00%		0.00	%(3)
Ratio of Net Investment Loss to Average Net Assets	(1.37	)%(4)(5)	(1.38	)%(4)	(1.40	)%(4)	(1.40	)%(4)	(1.40	)%(4)(5)
Ratio of Expenses to Average Net Assets	1.40	%(4)(5)(6)	1.40	%(4)(6)	1.40	%(4)(6)	1.40	%(4)(6)	1.40	%(4)(5)(6)

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Due to the timing of capital share transactions, the per share amount of loss from investment operations varies from amounts shown in the statement of operations.

(3) Not Annualized.

(4) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(5) Annualized.

(6) The ratio of expenses to average net assets does not include expenses of the Portfolio Funds that are paid indirectly by the Master Fund as a result of its ownership of the Portfolio Funds.

See accompanying Notes to Financial Statements.

Steben Select Multi-Strategy Fund	40	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2017 (Unaudited)

Overview | At an in person meeting held on September 8, 2017, the Board of Trustees for the Steben Select Multi-Strategy Fund (“Select Fund”) and Steben Select Multi-Strategy Master Fund (“Master Fund”), (each, a “Fund”, collectively the “Funds”), including its Independent Trustees, approved each investment advisory agreement between each Fund and Steben & Company, Inc. (“Investment Manager” or “Steben”) through September 30, 2018. In preparation for review of the Agreements, the Board requested the Investment Manager and Subadviser provide substantial and detailed information which the Board determined are reasonably necessary to evaluate the Agreements. The Investment Manager and Subadviser provided information relevant to the approval of the Agreements, including: (1) the nature and extent of the advisory and other services provided to the Funds; (2) the firm’s experience and personnel; (3) firm’s financial condition; (4) comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (5) the advisory fee rates for each Fund and a comparison with fee rates charged to other clients; and (6) benefits realized by the firm. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committee that includes presentation by the portfolio management and research and due diligence teams addressing Steben’s investment philosophy, investment strategies, performance, risk management, due diligence, personnel and operations as they relate to the Funds, as well as presentations regarding compliance and operation of the Funds.

The Trustees used this information, as well as other information that the Investment Manager and other service providers submitted to the Board, to help them decide whether to approve the renewal of Agreements through September 30, 2018. The Board posed questions to various management personnel of Steben regarding certain key aspects of the materials submitted in support of the renewal of the Agreements. The Board also received a detailed memorandum from K&L Gates, counsel to the independent Trustees, regarding the responsibilities of the Board members in connection with their consideration of the Agreements. The Independent Trustees in addition met in executive session both with and without members of the Adviser present.

In determining whether to renew the Agreements on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Advisory Agreements and the Subadvisory Agreements were considered at the Meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

With respect to the approval of the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to the Funds, including, but not limited to: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds and a comparison of the performance of each firm’s similarly managed accounts versus peer group and/or representative indices; (3) the costs incurred by the Investment Manager in providing services to the Funds and the expected profits and losses to be realized by the Investment Manager from its relationship with the Funds; (4) the extent to which economies of scale are realized as the Funds grow; (5) whether the level of fee rates reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Investment Manager and the Subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by by the Investment Manager and the Subadviser from their relationship with the Funds.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Agreements and the fees provided therein with respect to the Funds should be renewed. The Independent Trustees were advised by independent legal counsel with respect to their deliberations regarding the approval of the Agreements. The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the approval of the renewal of the Agreements. The determination to renew the Agreements was made on the basis of each Trustee’s business judgment after consideration of all the information presented. It is important to recognize that

Steben Select Multi-Strategy Fund	41	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2017 (Unaudited)

individual Trustees may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the renewal process.

Nature, Extent and Quality of Advisory Services | With respect to the renewal of the Advisory Agreements, the Board considered the services historically provided by the Investment Manager and the Subadviser to the Funds and their shareholders, as applicable, as well as the Investment Manager’s and Subadviser’s investment strategies for the Funds. The Board evaluated the services provided by the Investment Manager to the respective Funds and took into account the information and discussions provided at this meeting as well as those throughout the year, including the scope and quality of the Investment Manager’s investment management capabilities, as relevant to the particular Fund, in selecting hedge fund programs and trading advisors, allocating assets across various hedge funds and trading advisors, ongoing robust due diligence process and monitoring of hedge fund programs and trading advisors, and its compliance responsibilities. In this connection, the Board considered information regarding the background and experience of key investment personnel; the Investment Manager’s focus on complex asset categories; the Investment Manager’s experience as a sponsor of multi-manager alternative investment products; the depth and experience that the Investment Manager personnel have in investment and operational due diligence; Investment Manager’s investment process, risk management, analysis and monitoring of the underlying Portfolio Funds and trading advisors; the Investment Manager’s significant compliance and tax reporting effort; and the Investment Manager’s oversight of sales. The Board also considered financial information regarding the Investment Manager.

The Board considered that the Investment Manager is responsible for oversight of compliance with each Fund’s policies and objectives, oversight of each Fund’s compliance with applicable law, and implementation of Board directives as they relate to the Funds. The Board noted that the Investment Manager oversees and interacts with the Funds’ service providers and in particular oversees the Subadviser.

With respect to the renewal of the Subadvisory Agreement, the Board considered the level of staffing, quality, background and experience of the Subadviser’s investment personnel responsible for managing the Funds, the size of the Subadviser and its ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by the Subadviser, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Subadviser. The Board also considered the Subadviser’s representations regarding its compliance program and code of ethics.

Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory service provided by the Investment Manager and the Subadviser were appropriate and thus supported a decision to renew each Agreement.

Investment Performance | With respect to the Funds, the Board considered the performance of each Fund, comparable funds, peer group averages, and their benchmark index, as well as the performance of any similar accounts managed by the Investment Manager. The Board considered the underperformance of the Select Fund and the Master Fund compared to peer funds for the one-year period ended March 31, 2017 but noted the Funds’ outperformance compared to peer funds since inception. The Board gave appropriate consideration to performance reports and discussions with the Investment Manager at Board meetings throughout the year. The Board evaluated the comparative information provided by the Investment Manager and the Subadviser and found such overall comparative results to be satisfactory. The Board also considered in each instance the Investment Manager’s recommendation to continue to retain the Subadviser.

Costs of Advisory Services and Level of Profitability | In analyzing the cost of services and profitability of the Investment Manager, the Board considered (i) the revenues earned and the expenses incurred by the Investment Manager, before and

Steben Select Multi-Strategy Fund	42	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2017 (Unaudited)

after the payment of distribution-related expenses by the Investment Manager, (ii) the compensation and benefits received by the Investment Manager in providing services to the Funds, and (iii) its profitability. The Board considered the advisory fee rate payable by each Fund to the Investment Manager under the Agreements, comparisons to the advisory fee rates of comparable funds, comparisons to the fee rate the Investment Manager receives on its pooled funds, the expense ratio of each Fund and the expense ratio of comparable funds, as well as peer group averages of advisory fee rates and expense ratios. In addition, the Board considered the fees received by the Investment Manager under the operating agreements, noting that the Funds’ operating expenses exceed the fees paid by each Fund to the Investment Manager and that the operating agreements serve as a contractual expense limitation.

The Board evaluated the Investment Manager’s representation that it continues to operate each Fund at a loss. The Board discussed expense allocations by the Investment Manager, and took into account the significant investment by and cost to the Investment Manager regarding service infrastructure to support the Funds and their investors.

Based on the foregoing information, the Board concluded that the Investment Manager’s profitability level was reasonable in light of the services performed by the Investment Manager. The Board also concluded that the overall expense ratios of the Funds are reasonable, taking into account the size of the Funds, the quality of services provided by the Investment Manager, the investment performance of the Funds and the expense limitations agreed to by the Investment Manager through the Funds’ operating services agreements.

In analyzing the cost of services for the Subadviser in connection with its services to the Funds, the Board considered that the Investment Manager pays the Subadviser from its advisory fee rate and, thus, the Investment Manager negotiated at arms’ length. On the basis of the Board’s review of the fee rate charged by the Subadviser for subadvisory services, and the Subadviser’s financial information, the Board concluded that the level of the subadvisory fees is appropriate in light of the services provided.

Economies of Scale | The Board considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee rates reflect these economies of scale for the benefit of shareholders. In considering the overall fairness of the Advisory Agreements, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees also noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of fees paid to the Investment Manager.

Benefits | In evaluating compensation, the Board considered other benefits realized by the Investment Manager and the Subadviser from their relationships with the Funds, including the benefits that accrue to the Investment Manager and/or the Subadviser as a result of the advisory relationship with the Funds, including greater exposure in the marketplace with respect to the Investment Manager’s or Subadviser’s investment process and expanding the level of assets under management by the Investment Manager and the Subadviser. In this connection, the Board noted, among other things, that the Investment Manager receives compensation through the operating services agreements and pays all of each Fund’s operating expenses, and that the Investment Manager receives the Select Fund’s Rule 12b-1 fees as servicing agent in order to pay those fees out to intermediaries. The Board noted that the Investment Manager does not realize “soft dollar” benefits from its relationship with the Funds. In the context of reviewing the overall economic relationship between the Investment Manager and the Funds, the Board also concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and their investors, and are consistent with industry practice and the best interests of the Funds and their shareholders.

Steben Select Multi-Strategy Fund	43	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund

Steben Select Multi-Strategy Master Fund
Renewal of Investment Advisory Agreements
September 30, 2017 (Unaudited)

Other Considerations | The Board determined that the Investment Manager has made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.

Conclusion | Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the renewal of each Agreement on the basis that its terms and conditions are fair to, and in the best interests of, the Funds and their shareholders.

Steben Select Multi-Strategy Fund	44	Semi-Annual Report to Shareholders

Steben Select Multi-Strategy Fund
Steben Select Multi-Strategy Master Fund
Additional Information
September 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Select Fund and the Master Fund use to determine how to vote proxies relating to portfolio securities, as well as information on how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 after commencement of operations will be available on Form N-PX without charge by calling 1-800-726-3400, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure

The Select Fund and the Master Fund each file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Privacy Policy

Both the Select Fund and the Master Fund collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information is provided to unaffiliated third parties (such as to the investment adviser to the Select Fund and the Master Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Select Fund or the Master Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

Steben Select Multi-Strategy Fund	45	Semi-Annual Report to Shareholders

Delivery of Documents

If you invest in the Select Fund through a financial institution, you may be able to receive the Select Fund’s regulatory mailings, such as the Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: info@steben.com	On the Internet: Visit our website at www.steben.com

By Telephone: Call (800) 726-3400	By Mail: Steben Select Multi-Strategy Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on www.steben.com approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.steben.com and by calling 1-800-726-3400 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-726-3400.

Fund Service Providers:

CUSTODIAN U.S. Bank, N.A. Milwaukee, Wisconsin	TRANSFER AGENT U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Columbus, Ohio	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Steben Select Multi-Strategy Fund

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Kenneth E. Steben
Kenneth E. Steben, Chief Executive Officer

Date:	December 5, 2017

By (Signature and Title):	/s/ Carl Serger
Carl Serger, Chief Financial Officer

Date:	December 5, 2017